                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    February 17, 1998
                                                 -------------------------------

                         DYNAMICS RESEARCH CORPORATION
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        Massachusetts                    0-2479                   04-2211809
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)



                60 Frontage Road, Andover, MA       01810-5498
--------------------------------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                      (978) 475-9090
                               -------------------------------------------------



                                      N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS
          ------------

     On February 17, 1998 the Board of Directors of Dynamics Research Corporation (the "Company") declared a dividend of one right (the "Rights") to purchase one one-tenth (1/10th) of a share of Series B preferred stock, par value $.10 per share, of the Company for each outstanding share of common stock, par value $.10 per share, of the Company. The dividend is payable July 27, 1998 to stockholders of record at the close of business on such date. The terms of the Rights are set forth in the Rights Agreement dated as of February 17, 1998 between the Company and American Stock Transfer & Trust Company, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

(C)  EXHIBITS:
     --------

     1. Rights Agreement dated as of February 17, 1998 ("Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent.

     2. Form of Certificate of Designation with respect to the Series B Preferred Stock, par value $.10 per share, of the Company (attached as Exhibit A to the Rights Agreement).

     3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

     4.   Summary of Rights (attached as Exhibit C to the Rights Agreement).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DYNAMICS RESEARCH CORPORATION


Date:  June 25, 1998              By: /s/ Douglas R. Potter
                                     ----------------------------------------
                                     Name:  Douglas R. Potter
                                     Title: Vice President of Finance

                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:

                                                   Sequentially
                                                   Numbered Page
                                                   -------------

1.   Rights Agreement dated as of February 17,       5
     1998 ("Rights Agreement") between the
     Company and American Stock Transfer &
     Trust Company, as Rights Agent.

2.   Form of Certificate of Designation with        49
     respect to the Series B Preferred Stock,
     par value $.10 per share, of the Company
     (attached as Exhibit A to the Rights
     Agreement).

3.   Form of Rights Certificate (attached as        56
     Exhibit B to the Rights Agreement).
     Pursuant to the Rights Agreement, printed
     Rights Certificates will not be mailed
     until the Distribution Date (as defined
     in the Rights Agreement).

4.   Summary of Rights (attached as Exhibit C to    64
     the Rights Agreement).
